UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________
FORM 8-K
 _____________________________________________

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2016

_____________________________________________
MPLX LP
(Exact name of registrant as specified in its charter)
 _____________________________________________

Delaware	001-35714	27-0005456
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 E. Hardin Street, Findlay, Ohio		45840
(Address of principal executive offices)		(Zip code)
(419) 672-6500
(Registrant’s telephone number, including area code)
 _____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

MPLX LP (the "Partnership") is furnishing supplemental information concerning the unaudited quarterly pro forma Statements of Income for each of the quarters in the year ended December 31, 2015. As a result of the merger of MarkWest Energy Partners, L.P ("MWE") with a wholly-owned subsidiary of the Partnership in December 2015, as well as the Partnership's acquisition from Marathon Petroleum Corporation ("MPC") of Hardin Street Marine LLC ("HSM"), MPC's inland marine business, in March 2016, management desires to provide information to investors to enhance the understanding of each component's historical operating performance. As the acquisition of HSM from MPC was a transfer between entities under common control, the basis of the assets acquired from MPC is MPC's historical basis instead of fair value. Accordingly, beginning with the filing of its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2016, the Partnership retrospectively adjusted the historical financial results for all periods to include HSM as required for transactions between entities under common control.

The unaudited quarterly pro forma Statements of Income have been prepared based on the consolidated financial statements included in MWE's Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2015, June 30, 2015 and September 30, 2015, the Partnership's Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2015, June 30, 2015 and September 30, 2015 and the Partnership's Annual Report on Form 10-K for the year ended December 31, 2015, with certain pro forma adjustments made to those financial statements. The unaudited pro forma Statements of Income were prepared in the same manner and using the same assumptions as in the Partnership's unaudited pro forma consolidated statements contained in the Partnership's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 2, 2016. The unaudited pro forma Statements of Income should be read in conjunction with such historical consolidated financial statements, including the related financial statement notes.

The detailed 2015 unaudited quarterly pro forma Statements of Income are being furnished as Exhibit 99.1 to this Current Report and are incorporated herein by reference. The unaudited quarterly pro forma Statements of Income are presented for illustrative purposes only and are based on available information and assumptions the Partnership believes are reasonable. They do not purport to represent what the actual consolidated results would have been if the acquisitions of MWE and HSM had occurred on January 1, 2015, nor are they necessarily indicative of future consolidated results of operations. Actual results of operations may differ, perhaps significantly, from the pro forma amounts reflected in the unaudited quarterly pro forma Statements of Income.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	2015 Unaudited Quarterly Pro Forma Statements of Income

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MPLX LP

	By:	MPLX GP LLC
Its general partner

Date: May 2, 2016	By:	/s/ Nancy K. Buese
Nancy K. Buese
Executive Vice President and Chief Financial Officer of MPLX GP LLC (the general partner of MPLX LP)

Index to Exhibits

Exhibit Number	Description

99.1	2015 Unaudited Quarterly Pro Forma Statements of Income